Exhibit 10.1

SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment (the "Second Amendment") is made effective as of May 27, 2016 (the "Second Amendment Effective Date"), by and between The Wistar Institute of Anatomy and Biology ("Wistar") and Oncocyte Corporation ("OncoCyte").

BACKGROUND

WHEREAS the parties entered into a License Agreement dated January 22, 2016 (the "License Agreement");

WHEREAS the parties amended the License Agreement by entering into a First Amendment to the License Agreement dated January 25, 2016 (the "First Amendment"); and

WHEREAS now seeking to add an additional patent application to the amended License Agreement the parties wish to enter into this Second Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.         All capitalized terms not expressly defined herein shall have the same meanings assigned to them in the amended License Agreement. Except as expressly amended or modified herein, all other terms and conditions of the amended License Agreement remain in full force and effect.

2.         Exhibit A of the License Agreement shall be deleted in its entirety and replaced with the attached Exhibit A-l included in this Second Amendment.

3.          In consideration of this Second Amendment, Oncocyte shall pay to Wistar a one-time, non-refundable, non-creditable license amendment fee of twenty-five thousand dollars ($25,000 USD) within 30 days of the Second Amendment Effective Date.

4.         This Second Amendment shall be construed by and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its principles of conflicts of law.

5.         This Second Amendment shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of Wistar and OncoCyte. This Second Amendment may be executed in any number of counterparts, and counterparts may be exchanged by electronic transmission (including by email), each of which shall be deemed an original as against the party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

Second Amendment
Wistar Reference No. LIC15-35-AMD-2	Wistar/Oncocyte
27-May-16	Tech ID No. 16-16

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Effective Date.

THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY		ONCOCYTE CORPORATION

By:	/s/ Heather Steinman	By:	/s/ William Annett

Name:	Heather Steinman	Name:	William Annett

Title:	Vice President for Business Development &	Title:	CEO
Executive Director, Technology Transfer
	The Wistar Institute	Date:	July 5, 2016
Date:	May 27, 2016

Second Amendment
Wistar Reference No. LIC15-35-AMD-2	Wistar/Oncocyte
27-May-16	Tech ID No. 16-16

EXHIBIT A-l

Licensed Patents

Tech ID	Serial Number	Filing Date	Title	Inventors
15-12	62/163,766	May 19, 2015	Methods and Compositions for Diagnosing or Detecting Lung Cancers	Drs. Louise Showe, Michael K. Showe, Andrei V. Kossenkov
16-16	To be provided	June,2016	Compositions and Methods for Diagnosing Lung Cancers Using Gene Expression Profiles	Drs. Louise Showe, Michael K. Showe, Andrei V. Kossenkov

Second Amendment
Wistar Reference No. LIC15-35-AMD-2	Wistar/Oncocyte
27-May-16	Tech ID No. 16-16